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                         FIRST AMENDMENT
                    STOCK PURCHASE AGREEMENT


     REFERENCE IS MADE to that certain Stock Purchase Agreement
(the "Stock Purchase Agreement") dated as of March 26, 1996 by and between Marvin M. Speiser and Health-Chem Corporation, a Delaware corporation.

     WHEREAS, the parties hereto have entered into the Stock
Purchase Agreement; and

     WHEREAS, the parties have agreed to amend the Stock Purchase
Agreement as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereby agree as follows:

     1. The Stock Purchase Agreement is hereby amended by deleting the original Section 6 in its entirety and inserting the following in place thereof:

     "6. Execution And Time Of Effectiveness. This Agreement may be executed at any time prior to the filing of the Registration Statement but shall be void and of no force and effect in the event that the Registration Statement is not declared effective by order of the SEC on or before September 30, 1996."

     2.   All other terms, conditions and provisions of the Stock
Purchase Agreement are hereby ratified and confirmed in their entirety.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Stock Purchase Agreement to be executed as of June 28, 1996.

                                   HEALTH-CHEM CORPORATION

                                   By:/s/ Bruce M. Schloss

                                   Its: Vice President


                                   /s/ Marvin M. Speiser

                                   Marvin M. Speiser